Vanguard LifeStrategy® Funds

Supplement to the Prospectus

At a special meeting held on November 15, 2017, shareholders of the Vanguard funds voted on several proposed changes to the funds. As a result, the following is added after the first paragraph in the Investment Advisor section:

Under the terms of an SEC exemption, the Funds’ board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement with a third-party investment advisor or hire a new third-party investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Funds’ advisory arrangements will be communicated to shareholders in writing. Vanguard may recommend to the board of trustees that an advisor be hired, terminated, or replaced or that the terms of an existing advisory agreement be revised. The Funds have filed an application seeking a similar SEC exemption with respect to investment advisors that are wholly-owned subsidiaries of Vanguard. If granted, the Funds may rely on the new SEC relief.

© 2017 The Vanguard Group, Inc. All rights reserved.
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